T. Rowe Price New Income Fund

T. Rowe Price Total Return ETF

T. Rowe Price Total Return Fund

Supplement to Prospectuses and Summary Prospectuses dated August 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective September 30, 2025, Carolyn Roby will join Christopher P. Brown and Anna Alexandra Dreyer as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Ms. Roby joined T. Rowe Price in 2006.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 30, 2025, Carolyn Roby will join Christopher P. Brown and Anna Alexandra Dreyer as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Ms. Roby joined the Firm in 2006, and her investment experience dates from that time. During the past five years, she has served as a trading analyst in the Firm’s Global Trading Division and an associate portfolio manager (beginning in 2023) in the Firm’s Fixed Income Division.

The date of this supplement is June 2, 2025.

G67-041 6/2/25